SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 4, 2004

CIGNA Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-8323	06-1059331
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Liberty Place, 1650 Market Street
Philadelphia, Pennsylvania 19192
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:

(215) 761-1000

          Not Applicable
(Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition.

        On August 4, 2004, CIGNA issued a news release announcing results for the second quarter 2004. The news release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIGNA CORPORATION

Date: August 4, 2004	By:	/s/ Michael W. Bell
Michael W. Bell Executive Vice President and Chief Financial Officer

Index to Exhibits

Number	Description	Method of Filing

99.1	CIGNA Corporation news release dated August 4, 2004	Furnished herewith.